Parent company only condensed financial information - Interest in subsidiaries and amount due from subsidiaries (Details) - Parent company - CNY (¥) ¥ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Interest in subsidiaries
Equity investment in subsidiaries	¥ 1,280,946	¥ 1,236,075	¥ 492,278
loan receivables		2,777,179	3,324,649
Interest in subsidiaries	1,280,946	4,013,254	3,816,927
Amount due from subsidiaries
Loan receivables	¥ 2,662,705	¥ 1,350,654	¥ 85,694